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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): December 28, 2004


                              EMERGING VISION, INC.
             (Exact name of registrant as specified in its charter)


        New York                     1-14128                      11-3096941
(State or other jurisdiction  (Commission File Number)          (IRS Employer
   of incorporation)                                         Identification No.)


                         100 Quentin Roosevelt Boulevard
                           Garden City, New York 11530
               (Address of principal executive offices) (Zip Code)

                                 (516) 390-2100
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 8.01  Other Events


     On December 28, 2004, the Board of Directors of the Registrant (the "Board") adopted a charter of the Compensation Committee of the Board (the "Charter"). A copy of the Charter is attached as Exhibit 99.1 hereto. The Charter is incorporated herein by reference.


Exhibit No.       Document

99.1 Charter of the Compensation Committee of the Board of Directors of Emerging Vision, Inc.





                          [Signature on following page]










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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EMERGING VISION, INC.


                                        By:   /s/ Christopher G. Payan
                                           -------------------------------------
                                        Name: Christopher G. Payan
                                        Title: Chief Executive Officer



Date:    December 28, 2004

                                                                    Exhibit 99.1


                              EMERGING VISION, INC.
                         COMPENSATION COMMITTEE CHARTER

Committee Membership

     The Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Emerging Vision, Inc. (the "Company") shall consist solely of three or more members of the Board, each of whom the Board has determined has no other material relationship with the Company, and each of whom is otherwise "independent" under the rules of the NASDAQ Stock Market.

     Members shall serve at the pleasure of the Board, and for such term or terms as the Board may determine. A member of the Committee may be removed by a majority of the Board, at any time, and for any reason, including, without limitation, based upon a finding that a Committee member (i) no longer meets the definition of "independent" under the then prevailing listing rules of the NASDAQ Stock Market, (ii) has willfully violated the Company's Code of Ethics and Conduct (as adopted and amended, from time to time), (iii) has, in the opinion of the Board, violated his or her fiduciary duty to the Company, (iv) who is a senior executive officer of the Company whose compensation approval falls within the purview of the Committee, and who also serves as a member of the audit, nominating, compensation or governance committee of any corporation in which such Committee member or member of his or her immediate family is an officer or director, or (v) has committed an act of moral turpitude or has committed conduct which would hold the Company up to ridicule or scorn.


Committee Purpose and Responsibilities

     The Committee shall have the purpose and direct responsibility to:

     1. Review and approve corporate goals and objectives relevant to the compensation of the Company's Chief Executive Officer ("CEO"), evaluate the CEO's performance in light of those goals and objectives, and either as a committee or together with the other independent directors, determine and approve the CEO's compensation level based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee shall consider, among other factors, the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years, and such other factors as it may determine;

     2. Make recommendations to the Board with respect to non-CEO compensation, incentive-compensation plans and equity-based plans, oversee the activities of


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the individuals and committees  responsible for  administering  these plans, and discharge any responsibilities imposed on the Committee by any of these plans;

     3. Approve any new equity compensation plan or any material change to an existing plan where shareholder approval has not been obtained and which is to be submitted for adoption by the shareholders;

     4. In consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company's policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code;

     5. Make recommendations to the Board with respect to any severance or similar termination payments proposed to be made to any current or former executive officer or member of senior management of the Company;

     6. Prepare an Annual Report of the Compensation Committee on Executive Compensation for inclusion in the Company's annual proxy statement in accordance with applicable SEC rules and regulations;

     7. Prepare and issue the evaluation required under "Performance Evaluation" below;

     8. Report to the Board on a regular basis and not less than once a year;

     9. Perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the Company's compensation programs.


Committee Structure and Operations

     The Board shall designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue. The Committee shall meet at least three times per year at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

     The Committee may invite such members of management to its meetings as it may deem desirable or appropriate, consistent with the maintenance of the confidentiality of compensation discussions. The CEO should not attend any meeting where the CEO's performance or compensation are discussed, unless specifically invited by the Committee.


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Delegation to Subcommittee

     The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. In particular, the Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Committee who are (i) "Non-Employee Directors" for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as in effect from time to time, and (ii) "outside directors" for the purposes of Section 162(m) of the Internal Revenue Code, as in effect from time to time.


Performance Evaluation

     The Committee shall prepare and review with the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Committee's charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.


Resources and Authority of the Committee

     The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to compensation consultants retained to assist in the evaluation of director, CEO or senior executive compensation, this authority shall be vested solely in the Committee.








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